UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

February 6, 2008 (February 6, 2008)

SPECTRA ENERGY CORP

(Exact name of registrant as specified in its charter)

Delaware	1-33007	20-5413139
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5400 Westheimer Court, Houston, Texas	77056
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 713-627-5400

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

This Current Report on Form 8-K contains the audited consolidated financial statements of DCP Midstream, LLC (formerly Duke Energy Field Services, LLC) as of December 31, 2006 and 2005 and for the years then ended, updated to reflect subsequent events through February 5, 2008.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

23.1    Consent of Independent Auditors

99.1    Financial Statements of DCP Midstream, LLC (formerly Duke Energy Field Services, LLC)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPECTRA ENERGY CORP

/s/ Gregory L. Ebel
Gregory L. Ebel Group Executive and Chief Financial Officer

Date: February 6, 2008

EXHIBIT INDEX

Exhibit Number

23.1	Consent of Independent Auditors

99.1	Financial Statements of DCP Midstream, LLC (formerly Duke Energy Field Services, LLC)